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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


                       Date of Report:  July 27, 1994


                        LOUISIANA-PACIFIC CORPORATION
           (Exact name of registrant as specified in its charter)


              DELAWARE             1-7107            93-0609074
          (State or other        (Commission       (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)


          111 S.W. Fifth Avenue, Portland, Oregon       97204
          (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:  (503) 221-0800



                               Not applicable
                       (Former name or former address,
                        if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits. The following exhibit is filed with this report for the purpose of updating the description of the registrant's common stock:

          Exhibit No.              Description of Exhibit

               99                  Description of common stock
                                   of the registrant
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LOUISIANA-PACIFIC CORPORATION


Date:  July 27, 1994          By   /s/ William L. Hebert
                                   William L. Hebert
                                   Treasurer
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